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                                FIRST AMENDMENT
                                      TO
                           ACTIVE VOICE CORPORATION
                            1996 STOCK OPTION PLAN

     THIS FIRST AMENDMENT is adopted effective as of June 22, 1998 (the "Amendment Date"), by ACTIVE VOICE CORPORATION, a Washington corporation (the "Company").

                                   RECITALS

     A. The Company has adopted the Active Voice Corporation 1996 Stock Option Plan (the "Plan").

     B.   The Company desires to amend the Plan in certain respects.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. The first sentence of Section 4.1 of the Plan is amended to read as follows:

     Subject to the provisions of this Article 4, the maximum number of shares of Common Stock for which Options may be granted during the term of the Plan shall be four hundred thousand (400,000).

     2. Section 4.1 of the Plan is amended by adding the following at the end thereof:

     The maximum number of shares of Common Stock with respect to which Options may be granted during any calendar year to any one person shall be one hundred fifty thousand (150,000).

     3. Except as amended hereby, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment has been executed as of the Amendment Date.

                                   ACTIVE VOICE CORPORATION

                                   By   /s/ Robert L. Richmond
                                        --------------------------
                                        Robert L. Richmond
                                        Chairman of the Board and
                                        Chief Executive Officer